Exhibit 24.1

                               POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints J. Patrick Tinley and Robert B. Webster, jointly and severally, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities to sign any amendments to this Registration Statement on Form S-8, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

------------------------------------- -------------------------------------------------- ---------------
           SIGNATURE                                         TITLE                             DATE
------------------------------------- -------------------------------------------------- ---------------
    /s/ J. Patrick Tinley                Chairman of the Board, Chief Executive Officer   July 20, 2001
  ---------------------------             and Director (Principal Executive Officer)
     (J. Patrick Tinley)
------------------------------------- -------------------------------------------------- ---------------
    /s/ Robert B. Webster                           Executive Vice President,             July 20, 2001
  ---------------------------                        Secretary and Director
     (Robert B. Webster)
------------------------------------- -------------------------------------------------- ---------------
    /s/ Verome M. Johnston                  Chief Financial Officer and Director          July 20, 2001
  ---------------------------             (Principal Financial Accounting Officer)
    (Verome M. Johnston)
------------------------------------- -------------------------------------------------- ---------------
   /s/ J. William Goodhew                                    Director                     July 20, 2001
  ---------------------------
     (J. William Goodhew)
------------------------------------- -------------------------------------------------- ---------------
       /s/ Bruce J. Ryan                                     Director                     July 20, 2001
  ---------------------------
       (Bruce J. Ryan)
------------------------------------- -------------------------------------------------- ---------------